UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

BRUKER BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

Exhibit Number	Description

99.1	Bruker BioSciences Corporation press release dated March 19, 2004.

Item 9.   Regulation FD Disclosure

On March 19, 2004, Bruker BioSciences Corporation issued a press release announcing that it has filed a registration statement on Form S-3 with the Securities and Exchange Commission for an offering of 15,000,000 shares of its common stock, 3,000,000 of which are being offered by the company and 12,000,000 of which are being offered by four major non-management shareholders.  A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION
(Registrant)

	By:	/s/ Laura Francis
Laura Francis
Date: March 19, 2004	Chief Financial Officer and Treasurer

Exhibit Index

Number	Description

99.1	Bruker BioSciences Corporation press release dated March 19, 2004.